UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 30, 2025

TUCOWS INC.
(Exact Name of Registrant Specified in Charter)

Pennsylvania	0-28284	23-2707366
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

96 Mowat Avenue, Toronto, Ontario, Canada	M6K 3M1
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (416) 535-0123

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TCX	NASDAQ

Item 1.01      Entry into a Material Definitive Agreement.

On January 30, 2025, Wavelo, Inc., a Delaware corporation (“Wavelo”) and Tucows Inc., a Pennsylvania corporation (“Tucows”) on the one hand, and DISH Wireless L.L.C., a Colorado limited liability company (“DISH”) on the other hand, entered into a Renewal of and Sixth Amendment to the Mobile Virtual Network Enabler Master Services Agreement ("Sixth Amendment"), effective January 1, 2025.

Wavelo is a wholly-owned subsidiary of Tucows. DISH is a wholly-owned subsidiary of EchoStar Corporation.

Wavelo and DISH (the "Parties") entered into the initial Mobile Virtual Network Enabler ("MVNE") Master Services Agreement (the “MSA”), as of August 1, 2020 (as amended by the First Amendment to the MSA (the “First Amendment”), effective September 9, 2021; the Second Amendment to the MSA (the “Second Amendment”), effective December 31, 2021; the Third Amendment to the MSA (the “Third Amendment”), effective July 26, 2022; the Fourth Amendment to the MSA (the “Fourth Amendment”), effective January 1, 2023; the Fifth Amendment to the MSA (the “Fifth Amendment”) effective January 1, 2024, for Wavelo to provide certain mobile enabling services to DISH.

The Parties renewed and amended the MSA to account for DISH’s changed needs, expectations, and technical requirements around the Scope of Work described in Schedules of the MSA and provide revised financial terms to reflect such mutually agreed upon changes.

This amendment:

●
Extends the MSA for an additional four-year term, implementing a revised fee structure based on DISH's subscriber volumes, with annual automatic renewals thereafter unless terminated with 90 days' notice.

●	Updates the Scope of Work, Service Levels, and Performance Targets to reflect DISH’s revised requirements.
●
Includes provisions for business continuity, requiring Wavelo to ensure uninterrupted service in case of operational discontinuation, with escrow arrangements for service system access, and establishes a parent guarantee by Tucows Inc. for Wavelo’s performance against these business continuity terms.

Item 7.01      Regulation FD Disclosure.

On February 3, 2025, the Company issued a press release regarding the renewal of the MSA.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01 and the accompanying Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of the Company.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K and in any exhibits furnished or filed herewith that relate to the Company’s future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that are not historical facts and can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “likely,” “could,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “estimate,” “intend” or “anticipate” or the negative thereof, and may include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding objectives, expectations or consequences of the securitized financing facility, and statements about the future performance, operations, products and services of the Company. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, including uncertainties regarding the proceeds from the securitized financing facility, uncertainties relating to the Company’s future costs, Ting Fiber, LLC’s role as an arms-length manager and other risks and uncertainties detailed in the Company’s filings with the Securities and Exchange Commission, including under “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. All forward-looking statements speak only as of the date hereof and are based on current information, expectations and estimates and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results and events to vary materially from what is expressed in or indicated by the forward-looking statements. In such an event, the Company’s business, financial condition, results of operations or liquidity could be materially adversely affected and investors in the Company’s securities could lose part or all of their investments. Readers are strongly urged to read the full cautionary statements contained in those materials. The Company assumes no obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01.  Financial Statements and Exhibits.

(a)        Not Applicable.

(b)        Not Applicable.

(c)        Not Applicable.

(d)        Exhibits.

Exhibit No.	Exhibit Title

99.1	Press Release of Tucows Inc., dated February 3, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: Feb 4, 2025	TUCOWS INC.

By:	/s/ Ivan Ivanov
Name:	Ivan Ivanov
Title:	Chief Financial Officer

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